Exhibit 10.15

Explanatory Note: The body of this document was previously filed with the SEC, as indicated in the Exhibit Index. What follows are additional schedules and/or exhibits to that document that were not included in the original filing.

US COMMITMENT SCHEDULE

US Lender	US Commitment
JPMorgan Chase Bank, N.A.	US$	32,000,000

Total	US$	32,000,000

CANADIAN COMMITMENT SCHEDULE

Canadian Lender	US Commitment
JPMorgan Chase Bank, N.A., Toronto Branch	US$	3,000,000

Total	US$	3,000,000

Schedule 1.01

Existing Letters of Credit

1.	Bank One, N.A. Letter of Credit, dated October 1, 2002, in favor of Travelers Indemnity Company.

2.	JP Morgan Chase Bank Global Trade Services Letter of Credit, dated May 23, 2003, in favor of Travelers Indemnity Company, as amended on June 1, 2004.

3.	Letter of Credit, dated May 23, 2006 in favor of WPS.

Schedule 3.05(a)

Real Property

Owned Real Property

1.	No. 40 Forbes Street, East Hartford, Connecticut

2.	144 First Street, Menominee, Michigan

3.	1321 Magnolia Drive, Wiggins, Mississippi

4.	4921 Route 58 North, Gouverneur, New York

5.	249 North Lake Street, Neenah, Wisconsin

6.	45 Merritt Street, St. Catharines, Ontario, Canada

Leased Real Property

1.	333 East River Drive, Suite 304, East Hartford, Connecticut 06108

2.	3442 Francis Road, Alpharetta, Georgia 30004

3.	1855 Lockeway Drive, Alpharetta, Georgia 30004

4.	296 Collier Road, Thorold, Ontario, Canada L2V 5B6

5.	55 Oakdale Avenue, Unit 1, St. Catharines, Ontario, Canada

6.	From time to time, Cellu Paper Holdings, Inc. and its Subsidiaries enter into informal arrangements with respect to the storage of inventory on an as-needed basis. The space is billed on a square foot or ton stored basis. There is no obligation to use any space.

Schedule 3.5(b)

Intellectual Property

Menominee Acquisition Corporation

1.	“WAXTEX”, Trademark Registration No. 1,618,760, registered October 23, 1990; Internal Class No. 16 for waxed paper.

Cellu Tissue Corporation – Neenah

2.	“MAGIC SOFT”, Trademark Registration No. 2,080,681, registered July 22, 1997; International Class No. 16 for facial tissue.

3.	“MAGIC SOFT”, Trademark Registration No. 2,022,635, registered December 10, 2996; International Class No. 16 for paper towels, paper napkins and bathroom tissue.

Interlake Acquisition Corporation

4.	“INTERLAKE”, Canadian Trademark Registration No. TMA518841, registered October 28, 1999; International Class Nos. 7, 16, 17 and 24 for sanitary tissues; industrial and commercial paper wipers; towels and napkins, etc.

5.	“INTERLAKE”, Trademark Registration No. 2,584,184, registered June 25, 2002; International Class No. 16 for paper towers; paper napkins; paper bags and paper boxes for packaging by the food industry; filter paper; bathroom and facial tissue; toilet seat cover paper; printed wrapping paper; wax paper; paper packaging materials, namely, interleaving paper; laminated paper and cellulose wiper paper for industrial use.

6.	“INTERLAKE PAPER”, Trademark Registration No. 2,568,785, registered May 14, 2002; International Class No. 16 for industrial and commercial disposable paper wipers not impregnated with chemicals or compounds; paper towels; paper napkins; paper for wrapping and packaging; filter papers; etc.

Licenses

7.	Cellu Paper Holdings, Inc. and its subsidiaries have arrangements with customers where Cellu Paper Holdings, Inc. and its subsidiaries use third party intellectual property to make products to customers’ specifications at which time such right ceases.

8.	Software License Agreement and Maintenance Agreement, dated April 30, 1997, between J.D. Edwards World Solutions Company and Cellu Tissue Corporation.

9.	Software License Agreement and Maintenance Agreement, dated October 20, 1998, between J.D. Edwards World Solutions Company and Cellu Tissue Corporation, as amended by Addendums dated November 30, 2002 and August 27, 2003, and as further supplemented by attachments dated November 20, 2002, May 30, 2003 and August 27, 2003.

10.	Cellu Paper Holdings, Inc. and its subsidiaries have commercial licenses to use the following software:

OS/400

Client Access/400

DB2 and SQL Development Kit

Websphere Development Studio

Query/400

Performance Tools/400

World

OneWorld – Suite Based

Extol Integrator

Barcode400

FormsPlus/400

R-Forms for iSeries

Really Real Time GL Inquiry

Acrobat Standard Version 6

Adobe Illustrator CS

ADP Payroll

E-Time

AutoCad

AutoCad Lite

FAS Asset Accounting

Quality Window 4.5

Quality Window 5.0

CAPE Pack

RightFax 9.0

Softphone

BriteStore ArcServe Backup Version 11

Dameware Utilities

dcLink for Enterprise One Base Foundation

dcLink for Enterprise One Data Collection Logistics Suite

dcLink for Enterprise One TCP/IP Users

TranPrint Additional Printer Seats

TranPrint Enterprise Printing License

TranServer License

RFSmart

Myttouch

Trackit 5.0 Server + CALS

What’s Up Gold Version 8.03

Exchange 2003

Exchange CALS

Frontpage

Live Comm Server 2003

Live Comm Server CAL’s

Office Pro 2003

Office Pro XP

Outlook 2002

Project 2002

Project 2003

Project 98

SQL CAL 2000

SQL Server 2000

SQL Server 7

Technet Plus CAL

Visio 2002

Visio 2003

Vstudio.NET Pro 2002

Windows 2000 Server

Windows 2003 Server

Windows CAL 2000

Windows Server CAL

Windows XP Pro Upgrade

MSDSpro Plus Web

Netware 5.1

Novell Clients

Twin Client

ProTool Lite

LabelMatrix

Ghost 7.5

Symantec Antivirus Enterprise Edition 9.0

Symantec Client Security 2.0

EasyLabel

TOPS Pro

Backup Exec for Novell Servers Version 8.5

Backup Exec for Windows Servers MS Exchange Agent Version 1

Backup Exec for Windows Servers Open File Option Version 10

Backup Exec for Windows Servers Version 10

Backup Exec for Windows Servers Version 9.

Schedule 3.06

Disclosed Matters

None

Schedule 3.12

Material Agreements

1.	Senior Secured Notes Indenture.

2.	Acquisition Agreement.

3.	Security Agreement, dated as of March 12, 2004, among Cellu Tissue Holdings, Inc., the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as successor trustee, as amended and restated on June , 2006.

4.	Intercreditor Agreement.

Schedule 3.14

Insurance

Insured	Type of Policy	Policy Particulars
Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	General Liability	Description: General Liability Policy #02 UEN MS9853 with The Hartford Fire Insurance Company. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and Interlake Acquisition Corporation Limited	Canadian General Liability	Description: General Liability Policy #90 UEN MS9852 with The Hartford Fire Insurance Company. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Automobile	Description: Automobile Liability and Physical Damage Auto Policy #10 UUN AG5216 with The Hartford Fire Insurance Company. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and Interlake Acquisition Corporation Limited	Canadian Automobile	Description: Automobile Policy #05 CON 130467 With Hartford Fire Insurance Company. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Property Policy	Description: Property Policy #XG410E with Factory Mutual Global. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Workers’ Compensation & Employer Liability	Description: Workers’ Compensation Policies #02 WN MS9850 (AOS) with Twin City Fire Insurance and #02 WBR MS9851 (WI) with The Hartford Insurance Company of the Midwest Expires 5/20/07.

Cellu Tissue Holdings, Inc. and Interlake Acquisition Corporation Limited	Canadian Property Policy	Description: Property Policy #XG411E with Factory Mutual Global. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Umbrella Policy	Description: Umbrella Policy #UUO(07) 52 95 10 55 with Ohio Casualty Insurance Company. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Excess Umbrella	Description: St. Paul Fire & Marine Umbrella/Excess Policy #QI06900175. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries	Foreign Package	Description: Foreign Package Policy # PHFD36854285 with ACE. Expires 5/20/07.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Director and Officer	Description: Director and Officer Policy #14-MGU-05-A 11222 with US Specialty. Expires 11/1/06.

Insured	Type of Policy	Policy Particulars
Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	First Excess D&O	Description: Excess D&O Policy #DOX G21677486001 with ACE American Insurance Company. Expires 11/1/06.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Second Excess D&O	Description: Excess D&O Policy #DFX 0009843 with Great American. Expires 11/1/06.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Crime, Kidnap & Ransom and Extortion	Description: Policy #6802-7465 with Federal Insurance. Expires 5/20/01.

Cellu Tissue Holdings, Inc. and its Subsidiaries (except for Interlake Acquisition Corporation Limited)	Fiduciary	Description: Fiduciary Policy #00 KB 1408213 06 with Twin City Fire Insurance Company. Expires 5/20/07.

Schedule 3.15

Capitalization and Subsidiaries

Owner	Subsidiary	Ownership Interest	Subsidiary Jurisdiction of Organization/Type of Entity	Number of Authorized Shares/Interests	Number of Outstanding Shares/ Interests
Cellu Paper Holdings, Inc.	Cellu Tissue Holdings, Inc.	100%	Delaware (corporation)	1,000 common, $0.01 par value	100

Cellu Tissue Holdings, Inc.	Cellu Tissue LLC	100%	Delaware (limited liability company)	100% of membership interests	100

Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation – Natural Dam	100%	Delaware (corporation)	1,000 common, $0.01 par value	1,000

Cellu Tissue Holdings, Inc.	Cellu Tissue Corporation –Neenah	100%	Delaware (corporation)	1,000 common, $0.01 par value	700

Cellu Tissue Holdings, Inc.	Interlake Acquisition Corporation Ltd.	100%	Nova Scotia, Canada (corporation)	100,000 common, no par value	1,000

Cellu Tissue Holdings, Inc.	Menominee Acquisition Corporation	100%	Delaware (corporation)	1,000 common, $0.01 par value	1,000

Cellu Tissue Holdings, Inc.	Van Paper Company	100%	Mississippi (corporation)	100,000 common	10,000

Cellu Tissue Holdings, Inc.	Van Timber Company	100%	Mississippi (corporation)	100,000 common	1,000

Van Paper Company	Coastal Paper Company	99%	Virginia (partnership)	100% of partnership interests	99

Van Timber Company	Coastal Paper Company	1%	Virginia (partnership)	100% of partnership interests	1

Schedule 3.18

Affiliate Transactions

1.	Sponsor Management Agreement.

2.	The Company reimburses Russell Taylor when he uses his private plane for transportation $165 per flying hour pursuant to the expense report policies of Cellu Tissue Holdings, Inc.

3.	Memo, dated December 18, 2001, to Ted Blanchette from Cellu Tissue Holdings, Inc. regarding employment agreement.

4.	Employment Agreement, dated , 2006 between Cellu Tissue Holdings, Inc. and Russell Taylor.

5.	Employment Agreement, dated , 2006 between Cellu Tissue Holdings, Inc. and Dianne Scheu.

6.	Employment Agreement, dated , 2006 between Cellu Tissue Holdings, Inc. and Steven Ziessler.

7.	Restricted Stock Agreement, dated March 27, 2006 between Cellu Paper Holdings, Inc. and Dianne Scheu.

8.	Restricted Stock Agreement, dated March 27, 2006, between Cellu Paper Holdings, Inc. and Steven Ziessler.

9.	Retention Bonus Letter Agreement, dated March 27, 2006, between Cellu Tissue Holdings, Inc. and Russell Taylor.

10.	Retention Bonus Letter Agreement, dated March 27, 2006 between Cellu Tissue Holdings, Inc. and Dianne Scheu.

11.	Retention Bonus Letter Agreement, dated March 27, 2006, between Cellu Tissue Holdings, Inc. and Steven Ziessler.

Schedule 4.01(o)

Mortgaged Real Property

1.	No. 40 Forbes Street, East Hartford, Connecticut

2.	144 First Street, Menominee, Michigan

3.	1321 Magnolia Drive, Wiggins, Mississippi

4.	249 North Lake Street, Neenah, Wisconsin

5.	45 Merritt Street, St. Catharines, Ontario, Canada

Schedule 6.01.

Existing Indebtedness

1.	Indebtedness associated with the existing liens listed on Schedule 6.02.

Schedule 6.02

Existing Liens

1.	Delaware UCC 1 #40644858 filed by Transamerica Equipment Financial Services against Cellu Tissue LLC and Cellu Tissue Corporation – Natural Dam, on March 5, 2004.

2.	Mississippi UCC 1 # 1527352 filed by Citicorp Del Lease, Inc. against Van Paper Company on March 24, 2001.

3.	Delaware UCC 1 # 51966218 filed by Toyota Motor Credit Corporation against Cellu Tissue Holdings, Inc. on June 27, 2005.

4.	New York – St. Lawrence County UCC 1 #2000-13009 filed by Toyota Motor Credit Corporation against Cellu Tissue Holdings, Inc. on June 7, 2000.

5.	Connecticut UCC 1 # 0001998883 filed by Summit Handling Systems, Inc. against Cellu Tissue Holdings, Inc. on May 24, 2000.

6.	Connecticut UCC 1 # 0002072153 filed by Summit Handling Systems, Inc. against Cellu Tissue Holdings, Inc. on Many 29, 2001.

7.	Connecticut UCC 1 # 0002135148 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on May 6, 2002.

8.	Connecticut UCC 1 # 0002143280 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on June 18, 2002.

9.	Connecticut UCC 1 # 0002157333 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on September 4, 2002.

10.	Connecticut UCC 1 # 0002182531 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on January 27, 2003.

11.	Connecticut UCC 1 # 0002211620 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on June 26, 2003.

12.	Connecticut UCC 1 # 0002284370 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on August 16, 2004.

13.	Connecticut UCC 1 # 0002347566 filed by Toyota Motor Credit Corp. against Cellu Tissue LLC on August 25, 2005.

14.	Canadian PPSA #619136082 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

15.	Canadian PPSA #613834065 filed by Xerox Canada Ltd. against Interlake Acquisition Corporation Limited.

16.	Canadian PPSA #612737046 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

17.	Canadian PPSA #612287919 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

18.	Canadian PPSA #612288108 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

19.	Canadian PPSA #612288117 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

20.	Canadian PPSA #612288126 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

21.	Canadian PPSA #611852634 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

22.	Canadian PPSA #611852706 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

23.	Canadian PPSA #605052855 filed by Dell Financial Services Canada Ltd. against Interlake Acquisition Corporation Limited.

24.	Canadian PPSA #600313491 filed by Liftcapital Corporation against Interlake Acquisition Corporation Limited.

25.	Canadian PPSA #895592781 filed by Lifton Limited against Interlake Acquisition Corporation Limited.

26.	Canadian PPSA #871482159 filed by Astenjohnson, Inc. against Interlake Acquisition Corporation Limited.

27.	Delaware UCC 1 # 20063622 filed by Toyota Motor Credit Corporation against Menominee Acquisition Corporation on January 9, 2002.

28.	Delaware UCC 1 # 41491937 filed by Citibank, N.A. against Menominee Acquisition Corporation on May 28, 2004.

29.	Michigan UCC 1 # D789411 filed by Weavexx Corporation against Menominee Acquisition Corporation on June 25, 2001.

30.	Michigan UCC 1 # 2003241370-2 filed by Caterpillar Financial Services Corporation against Menominee Acquisition Corporation on December 18, 2003.

31.	Mississippi UCC 1 # 1527352 filed by Citicorp Del Lease, Inc. against Van Paper Company on May 24, 2001.

32.	Virginia UCC 1 #06052472039 filed by Citibank, N.A. against Coastal Paper Company on May 24, 2006.

Schedule 6.04

Existing Investments

None

Schedule 6.10

Existing Restrictions

1.	Senior Secured Note Indenture.

2.	Security Agreement, dated as of March 12, 2004, among Cellu Tissue Holdings, Inc., the subsidiary guarantors party thereto and The Bank of New York Trust Company, N.A., as successor trustee, as amended and restated on June , 2006.

Exhibit A

Form of Assignment and Assumption

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the US Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a US Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a US Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	___________________________________

2.	Assignee:	___________________________________
[and is an Affiliate/Approved Fund of [identify US Lender]1]

3.	US Borrower:	Cellu Tissue Holdings, Inc.

4.	Canadian Borrower:	Interlake Acquisition Corporation Limited

5.	US Administrative Agent:	JPMorgan Chase Bank, N.A.

6.	Credit Agreement:	The Credit Agreement dated as of June 12, 2006 among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc., Interlake Acquisition Corporation Limited, the Loan Guarantors party thereto, the Lenders

[1]	Select as applicable.

Exhibit A

parties thereto, the US Administrative Agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent

Exhibit A

6.	Assigned Interest:

Facility Assigned[2]	[Aggregate Amount of US Commitment/Revolving Loans for all US Lenders] [Aggregate Amount of Canadian Commitment/Revolving Loans for all Canadian Lenders]	[Amount of US Commitment/Revolving Loans Assigned] [Amount of Canadian Commitment/Revolving Loans Assigned]	[Percentage Assigned of US Commitment/Revolving Loans3] [Percentage Assigned of Canadian Commitment/Revolving Loans4]
	[US$][CDN$]	[US$][CDN$]	%
	[US$][CDN$]	[US$][CDN$]	%
	[US$][CDN$]	[US$][CDN$]	%

Effective Date:                     , 20     [TO BE INSERTED BY US ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Name:
Title:

[2]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g., “US Commitment”)
[3]	Set forth, to at least 9 decimals, as a percentage of the US Commitment/Loans of all US Lenders thereunder.
[4]	Set forth, to at least 9 decimals, as a percentage of the US Commitment/Loans of all US Lenders thereunder.

Exhibit A

[Consented to and][5] Accepted:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By
Name:
Title:

[Consented to:][6]

[NAME OF RELEVANT PARTY]

By
Name:
Title:

[5]	To be added only if the consent of the US Administrative Agent is required by the terms of the Credit Agreement.
[6]	To be added only if the consent of the US Borrower, Canadian Borrower and/or other parties (e.g., Swingline Lender, Issuing Bank) is required by the terms of the Credit Agreement.

Exhibit A

ANNEX 1

[                            ]7

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the [US Borrower] [Canadian Borrower], any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the [US Borrower] [Canadian Borrower], any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a [US Lender][Canadian Lender] under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a [US Lender] [Canadian Lender], (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a [US Lender] [Canadian Lender] thereunder and, to the extent of the Assigned Interest, shall have the obligations of a [US Lender] [Canadian Lender] thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 3.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on either Administrative Agent or any other [US Lender] [Canadian Lender], and (v) if it is a Foreign Lender8, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on either Administrative Agent, the Assignor or any other [US Lender] [Canadian Lender], and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a [US Lender][Canadian Lender].

2. Payments. From and after the Effective Date, the US Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

[7]	Describe Credit Agreement at option of the US Administrative Agent.
[8]	The concept of “Foreign Lender” should be conformed to the section in the Credit Agreement governing withholding taxes and gross-up.

Exhibit A

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit C

Form of Borrowing Base Certificate

[FORM OF]

BORROWING BASE CERTIFICATE

BORROWING BASE REPORT

Rpt#
Obligor Number:			Date:
Loan Number:			Period Covered:	to
COLLATERAL CATEGORY	A/R	Inventory	TOTAL
Description
1 Beginning Balance (Previous report - Line 8)
2 Additions to Collateral (Gross Sales or Purchases)
3 Other Additions (Add back any non-A/R cash in line 3
4 Deductions to Collateral (Cash Received)
5 Deductions to Collateral (Discounts, other)
6 Deductions to Collateral (Credit Memos, all)
7 Other non-cash credits to A/R
8 Total Ending Collateral Balance
9 Less Ineligible - Past Due
10 Less Ineligible - Cross-age (__%)
11 Less Ineligible - Foreign
12 Less Ineligible - Contra
13 Less Ineligible - Other (attached schedule)
14 Total Ineligibles - Accounts Receivable
15 Less Ineligible - Inventory Slow-moving
16 Less Ineligible - Inventory Offsite not covered
17 Less Ineligible - Inventory WIP
18 Less Ineligible - Consigned
19 Less Ineligible - Other (attached schedule)
20 Total Ineligibles Inventory
21 Total Eligible Collateral
22 Advance Rate Percentage
23 Net Available - Borrowing Base Value
24 Reserves
25 Total Borrowing Base Value
26 CAPS/Loan Limits			Total CAPS/Loan Line
27 Maximum Borrowing Limit (Lesser of 25. or 26.)*			Total Available
LOAN STATUS
28 Previous Loan Balance (Previous Report Line 31)
29 Less: A. Net Collections (Same as line 4) B. Adjustments/Other
30 Add: A. Request for Funds B. Adjustments/Other
31 New Loan Balance
32 Letter of Credit/BA’s outstanding
33 Availability Not Borrowed (Lines 27 less 31 & 32)
Total New Loan Balance:
34 OVERALL EXPOSURE (lines 31)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement (the “Agreement”), among JPMorgan Chase Bank, N.A., as US Administrative Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent, Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc. (the “US Borrower”), Interlake Acquisition Corporation Limited (the “Canadian Borrower”), the Loan Guarantors party thereto and the Lenders party thereto, the US Borrower and the Canadian Borrower are executing and delivering to the US Administrative Agent and Canadian Administrative Agent this Collateral Report accompanied by supporting data (collectively referred to as the “Report”). The US Borrower and Canadian Borrower represent and warrant to the US Administrative Agent and Canadian Administrative Agent, as applicable, that this Report is true and correct in all material respects, and is based on information contained in the US Borrower’s and Canadian Borrower’s own financial accounting records, as applicable. The US Borrower and Canadian Borrower, by the execution of this Report, hereby ratify, confirm and affirm all of the terms, conditions and provisions of the Agreement as of this              day of                     , 20    .

Exhibit C

US BORROWER NAME: Cellu Tissue Holdings, Inc.	AUTHORIZED SIGNATURE:

CANADIAN BORROWER NAME: Interlake Acquisition Corporation Limited	AUTHORIZED SIGNATURE:

Exhibit D

Form of Compliance Certificate

[FORM OF]

COMPLIANCE CERTIFICATE

To:	The US Lenders and Canadian Lenders parties to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of June 12, 2006 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc. (the “US Borrower”), Interlake Acquisition Corporation Limited (the “Canadian Borrower”), the Loan Guarantors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, and JPMorgan Chase Bank, N.A., as Canadian Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Credit Agreement.

THE UNDERSIGNED HEREBY CERTIFIES THAT:

1. I am the duly elected [FINANCIAL OFFICER] of the US Borrower;

2. I have reviewed the terms of the Credit Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the US Borrower and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the US Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Credit Agreement;

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state of incorporation or organization without having given the US Administrative Agent the notice required by Section 5.4 of the US Security Agreement and the Canadian Administrative Agent the notice required by Section 6(i) of the Canadian Security Agreement;

5. Schedule I attached hereto sets forth, to the extent such compliance is required under the Credit Agreement, financial data and computations evidencing the Borrowers’ compliance with Section 6.12 of the Credit Agreement, all of which data and computations are true, complete and correct in all material respects; and

6. Schedule II hereto sets forth the computations necessary to determine the Applicable Rate commencing on the Business Day this certificate is delivered.

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the US Borrower has taken, is taking, or proposes to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

Exhibit D

The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of             ,         .

By:
Name:
Title:

Exhibit D

SCHEDULE I

Compliance as of                 ,          with

Provision 6.12 of

the Credit Agreement

Exhibit D

SCHEDULE II

Applicable Rate Calculation

Exhibit D

Exhibit E

Joinder Agreement

[FORM OF]

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of                 ,         , 200__, is entered into among                                         , a                      (the “New Subsidiary”), JPMORGAN CHASE BANK, N.A., in its capacity as US administrative agent (the “US Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, in its capacity as Canadian administrative agent (the “Canadian Administrative Agent”; together with the US Administrative Agent, the “Administrative Agents”) under that certain Credit Agreement, dated as of June 12, 2006 (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”), among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc. (the “US Borrower”), Interlake Acquisition Corporation Limited (the “Canadian Borrower”), the Loan Guarantors party thereto, the Lenders party thereto, the US Administrative Agent and the Canadian Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agents, for the benefit of the Lenders, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agents and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agents in accordance with the Credit Agreement.

3. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

4. The New Subsidiary hereby waives acceptance by the Administrative Agents and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Canadian Administrative Agents, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as US Administrative Agent

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent

By:
Name:
Title:

Exhibit H

Canadian Notice of Drawing

[FORM OF]

CANADIAN NOTICE OF DRAWING

DATE:

TO:	JPMorgan Chase Bank, N.A., Toronto Branch
Address:
Fax:
Attention:

Ladies and Gentlemen:

We refer to the Credit Agreement dated as of June 12, 2006 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc. (the “US Borrower”), Interlake Acquisition Corporation Limited (the “Canadian Borrower”), the Loan Guarantors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, and JPMorgan Chase Bank, N.A., as Canadian Administrative Agent. Unless otherwise defined herein, capitalized terms used in this Canadian Notice of Drawing have the meanings ascribed thereto in the Credit Agreement.

We have read the provisions of the Credit Agreement which are relevant to this notice.

We hereby give notice of our irrevocable request for the acceptance by the Canadian Lenders of Drafts pursuant to Section 2.04 of the Credit Agreement as follows:

1.	Date of Acceptances: .

2.	Aggregate face amount of Drafts to be accepted: C$ .

3.	The Acceptances will be sold by [the Canadian Lenders/the Canadian Borrower].

4.	The term of the Acceptances will be days, with such Acceptances maturing on .

Yours truly,

INTERLAKE ACQUISITION CORPORATION LIMITED

By:
Name:
Title:

FORM OF ACCEPTANCES

No.

To		Due
Bank

days after date (without grace)
Address
For value received pay to the order of the undersigned drawer the sum of C$ _________
ACCEPTED
Canadian Dollars C$ _________
Payable at

Value Received, and Charge to the Account of:
For:		Per
Authorized Signature
Per:		Per
Authorized Signature

Per

Per

Exhibit I

Discount Note

[FORM OF]

DISCOUNT NOTE

C$	Date

FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on                                                          , 20__, to or to the order of                                                                   (the “Holder”), the sum of C$                                         with no interest thereon.

The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based upon indulgences which may be granted by the holder hereof to any party liable hereon and any days of grace.

This promissory note evidences an Acceptance Equivalent Loan, as defined in the Credit Agreement dated as of June 12, 2006 (as amended, modified, renewed or extended from time to time, the “Credit Agreement”) among Cellu Paper Holdings, Inc., Cellu Tissue Holdings, Inc., Interlake Acquisition Corporation Limited, the Loan Guarantors party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as US Administrative Agent, and JPMorgan Chase Bank, N.A., as Canadian Administrative Agent, and constitutes indebtedness to the Holder arising under such Acceptance Equivalent Loan. Payment of this note shall be made at the offices of JPMorgan Chase Bank, N.A., Toronto Branch, 200 Bay Street, Suite 1800, Royal Bank Plaza, South Tower, Toronto, Ontario M5J 2J2.

INTERLAKE ACQUISITION CORPORATION LIMITED

By:
Name:
Title: